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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 27, 1998

                          SECOND BANCORP, INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Ohio                             0-15624                    34-1547453
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(State of incorporation)         (Commission                (IRS Employer
                                 File Number)               Identification No.)

108 Main Avenue S.W., Warren, Ohio                            44482-1311
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 330-841-0123


ITEM 5. OTHER EVENTS

On November 20, 1998, the Company issued the following press release:

SECOND BANCORP COMPLETES TRUMBULL FINANCIAL ACQUISITION

WARREN, OHIO, NOVEMBER 20, 1998--SECOND BANCORP INCORPORATED (Nasdaq: "SECD") reported that its acquisition of TRUMBULL FINANCIAL CORPORATION, first announced in May of this year, has been completed and was effective as of the close of business on Thursday, November 19. Immediately upon completion of the merger of Trumbull Financial into Second Bancorp, Trumbull's state chartered thrift subsidiary, The Trumbull Savings and Loan Company, was merged into Second Bancorp subsidiary Second National Bank of Warren. Trumbull Savings' five Trumbull County offices and two Steubenville, Jefferson County offices opened for business today as full service Second National Bank branches. As part of the reorganization, Second National's offices in Howland and Newton Falls have been consolidated into larger, nearby facilities formerly operated by Trumbull Savings and will continue to provide a full range of financial products and services through those offices. The previously approved Trumbull branch in Twinsburg, Summit County is scheduled to open as a Second National office during the first quarter of 1999.

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Alan G. Brant, Chairman and President of Second Bancorp, stated that "We are very excited about opportunities resulting from this significant business combination and have already begun to recognize efficiencies and other benefits which will help us better serve our customers, employees, shareholders and the communities where we operate. We welcome all of Trumbull's constituents to the Second National Bank family and look forward to introducing the Steubenville market to the unique blend of comprehensive, innovative financial products and personal service that our markets in Northeastern Ohio have come to expect. The merger of these traditional Warren, Ohio institutions creates a leading market share in Trumbull County and helps assure that predominately locally owned and operated community banking will continue to flourish in the Mahoning Valley and this part of Ohio."

With the completion of this acquisition, Second Bancorp is a $1.43 billion bank holding company providing a full range of commercial and consumer banking, trust, insurance and investment products and services to communities in an eight county area of Northeastern and East-Central Ohio through Second National Bank's 34 office network.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, 330-841-0234 or fax, 330-841-0489.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Second Bancorp, Incorporated


Date: November 27, 1998                       /s/ David L. Kellerman
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                                              David L. Kellerman, Treasurer








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